Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Third Quarter 2022
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2022 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2022 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2022	2022	2022	2021	2021	2022	2021			2022 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2022	2021	2021
Income Statement
Net interest income	$7,003	$6,517	$6,397	$6,450	$6,156	7%	14%	$19,917	$17,721	12%
Non-interest income	1,802	1,715	1,776	1,668	1,674	5	8	5,293	4,596	15
Total net revenue(1)	8,805	8,232	8,173	8,118	7,830	7	12	25,210	22,317	13
Provision (benefit) for credit losses	1,669	1,085	677	381	(342)	54	**	3,431	(2,325)	**
Non-interest expense:
Marketing	978	1,003	918	999	751	(2)	30	2,899	1,872	55
Operating expense	3,971	3,580	3,633	3,679	3,435	11	16	11,184	10,020	12
Total non-interest expense	4,949	4,583	4,551	4,678	4,186	8	18	14,083	11,892	18
Income from continuing operations before income taxes	2,187	2,564	2,945	3,059	3,986	(15)	(45)	7,696	12,750	(40)
Income tax provision	493	533	542	633	882	(8)	(44)	1,568	2,782	(44)
Income from continuing operations, net of tax	1,694	2,031	2,403	2,426	3,104	(17)	(45)	6,128	9,968	(39)
Income (loss) from discontinued operations, net of tax	—	—	—	(1)	—	—	—	—	(3)	**
Net income	1,694	2,031	2,403	2,425	3,104	(17)	(45)	6,128	9,965	(39)
Dividends and undistributed earnings allocated to participating securities(2)	(21)	(25)	(28)	(21)	(26)	(16)	(19)	(74)	(84)	(12)
Preferred stock dividends	(57)	(57)	(57)	(74)	(79)	—	(28)	(171)	(200)	(15)
Issuance cost for redeemed preferred stock(3)	—	—	—	(34)	(12)	—	**	—	(12)	**
Net income available to common stockholders	$1,616	$1,949	$2,318	$2,296	$2,987	(17)	(46)	$5,883	$9,669	(39)
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$4.21	$4.98	$5.65	$5.43	$6.81	(15)%	(38)%	$14.90	$21.53	(31)%
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	(0.01)	**
Net income per basic common share	$4.21	$4.98	$5.65	$5.43	$6.81	(15)	(38)	$14.90	$21.52	(31)
Diluted earnings per common share:(2)
Net income from continuing operations	$4.20	$4.96	$5.62	$5.41	$6.78	(15)%	(38)%	$14.84	$21.45	(31)%
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	(0.01)	**
Net income per diluted common share	$4.20	$4.96	$5.62	$5.41	$6.78	(15)	(38)	$14.84	$21.44	(31)
Weighted-average common shares outstanding (in millions):
Basic	383.4	391.2	410.4	422.5	438.8	(2)%	(13)%	394.9	449.2	(12)%
Diluted	384.6	392.6	412.2	424.3	440.5	(2)	(13)	396.4	450.9	(12)
Common shares outstanding (period-end, in millions)	382.0	383.8	399.0	413.9	430.4	—	(11)	382.0	430.4	(11)
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$1.20	—	(50)	$1.80	$2.00	(10)
Tangible book value per common share (period-end)(4)	81.38	87.84	91.77	99.74	99.60	(7)	(18)	81.38	99.60	(18)

						2022 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions)	2022	2022	2022	2021	2021	2022	2021			2022 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2022	2021	2021
Balance Sheet (Period-End)
Loans held for investment	$303,943	$296,384	$280,466	$277,340	$261,390	3%	16%	$303,943	$261,390	16%
Interest-earning assets	415,262	406,565	398,241	397,341	387,208	2	7	415,262	387,208	7
Total assets	444,232	440,288	434,195	432,381	425,377	1	4	444,232	425,377	4
Interest-bearing deposits	282,802	270,881	275,648	272,937	269,134	4	5	282,802	269,134	5
Total deposits	317,193	307,885	313,429	310,980	305,938	3	4	317,193	305,938	4
Borrowings	54,607	58,938	45,358	43,086	37,501	(7)	46	54,607	37,501	46
Common equity	46,015	48,564	51,499	56,184	57,632	(5)	(20)	46,015	57,632	(20)
Total stockholders’ equity	50,861	53,410	56,345	61,029	63,544	(5)	(20)	50,861	63,544	(20)
Balance Sheet (Average Balances)
Loans held for investment	$300,186	$286,110	$275,342	$267,159	$253,101	5%	19%	$287,304	$247,867	16%
Interest-earning assets	412,171	398,934	394,082	390,868	387,766	3	6	401,793	388,820	3
Total assets	447,088	435,327	430,372	427,845	424,506	3	5	437,523	423,457	3
Interest-bearing deposits	275,900	268,104	271,823	269,951	269,278	3	2	271,957	272,022	—
Total deposits	311,928	305,954	309,597	307,272	305,035	2	2	309,168	306,102	1
Borrowings	58,628	53,208	42,277	39,943	37,464	10	56	51,431	38,134	35
Common equity	49,696	49,319	54,591	56,946	58,230	1	(15)	51,184	56,972	(10)
Total stockholders’ equity	54,541	54,165	59,437	62,498	64,682	1	(16)	56,030	62,575	(10)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2022 Q3 vs.				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2022	2022	2022	2021	2021	2022		2021				2022 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2022	2021	2021
Performance Metrics
Net interest income growth (period over period)	7%	2%	(1)%	5%	7%	**		**		12%	4%	**
Non-interest income growth (period over period)	5	(3)	6	—	3	**		**		15	11	**
Total net revenue growth (period over period)	7	1	1	4	6	**		**		13	5	**
Total net revenue margin(5)	8.55	8.25	8.30	8.31	8.08	30	bps	47	bps	8.37	7.65	72	bps
Net interest margin(6)	6.80	6.54	6.49	6.60	6.35	26		45		6.61	6.08	53
Return on average assets	1.52	1.87	2.23	2.27	2.92	(35)		(140)		1.87	3.14	(127)
Return on average tangible assets(7)	1.57	1.93	2.31	2.35	3.03	(36)		(146)		1.93	3.25	(132)
Return on average common equity(8)	13.01	15.81	16.98	16.13	20.52	(3)%		(8)%		15.33	22.64	(7)%
Return on average tangible common equity(9)	18.59	22.63	23.36	21.82	27.50	(4)		(9)		21.62	30.57	(9)
Non-interest expense as a percentage of average loans held for investment	6.59	6.41	6.61	7.00	6.62	18	bps	(3)	bps	6.54	6.40	14	bps
Efficiency ratio(10)	56.21	55.67	55.68	57.63	53.46	54		275		55.86	53.29	257
Operating efficiency ratio(11)	45.10	43.49	44.45	45.32	43.87	161		123		44.36	44.90	(54)
Effective income tax rate for continuing operations	22.5	20.8	18.4	20.7	22.1	170		40		20.4	21.8	(140)
Employees (period-end, in thousands)	55.1	53.6	51.5	50.8	50.8	3%		8%		55.1	50.8	8%
Credit Quality Metrics
Allowance for credit losses	$12,209	$11,491	$11,308	$11,430	$11,573	6%		5%		$12,209	$11,573	5%
Allowance coverage ratio	4.02%	3.88%	4.03%	4.12%	4.43%	14	bps	(41)	bps	4.02%	4.43%	(41)	bps
Net charge-offs	$931	$845	$767	$527	$426	10%		119%		$2,543	$1,707	49%
Net charge-off rate(12)	1.24%	1.18%	1.11%	0.79%	0.67%	6	bps	57	bps	1.18%	0.92%	26	bps
30+ day performing delinquency rate	2.58	2.36	2.08	2.25	1.97	22		61		2.58	1.97	61
30+ day delinquency rate	2.78	2.54	2.21	2.41	2.13	24		65		2.78	2.13	65
Capital Ratios(13)
Common equity Tier 1 capital	12.2%	12.1%	12.7%	13.1%	13.8%	10	bps	(160)	bps	12.2%	13.8%	(160)	bps
Tier 1 capital	13.6	13.5	14.1	14.5	15.7	10		(210)		13.6	15.7	(210)
Total capital	15.7	15.7	16.4	16.9	18.2	—		(250)		15.7	18.2	(250)
Tier 1 leverage	11.0	11.1	11.3	11.6	12.2	(10)		(120)		11.0	12.2	(120)
Tangible common equity (“TCE”)(14)	7.2	7.9	8.7	9.9	10.4	(70)		(320)		7.2	10.4	(320)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2022 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except as noted)	2022	2022	2022	2021	2021	2022	2021			2022 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2022	2021	2021
Interest income:
Loans, including loans held for sale	$7,578	$6,605	$6,367	$6,451	$6,205	15%	22%	$20,550	$17,812	15%
Investment securities	499	435	402	368	317	15	57	1,336	1,078	24
Other	123	55	15	12	16	124	**	193	48	**
Total interest income	8,200	7,095	6,784	6,831	6,538	16	25	22,079	18,938	17
Interest expense:
Deposits	689	293	218	222	228	135	**	1,200	734	63
Securitized debt obligations	120	65	29	30	29	85	**	214	89	140
Senior and subordinated notes	319	194	131	121	116	64	175	644	367	75
Other borrowings	69	26	9	8	9	165	**	104	27	**
Total interest expense	1,197	578	387	381	382	107	**	2,162	1,217	78
Net interest income	7,003	6,517	6,397	6,450	6,156	7	14	19,917	17,721	12
Provision (benefit) for credit losses	1,669	1,085	677	381	(342)	54	**	3,431	(2,325)	**
Net interest income after provision for credit losses	5,334	5,432	5,720	6,069	6,498	(2)	(18)	16,486	20,046	(18)
Non-interest income:
Interchange fees, net	1,195	1,201	1,033	1,005	1,022	—	17	3,429	2,855	20
Service charges and other customer-related fees	415	415	400	435	407	—	2	1,230	1,143	8
Other	192	99	343	228	245	94	(22)	634	598	6
Total non-interest income	1,802	1,715	1,776	1,668	1,674	5	8	5,293	4,596	15
Non-interest expense:
Salaries and associate benefits	2,187	1,946	2,026	1,941	1,852	12	18	6,159	5,480	12
Occupancy and equipment	502	481	513	527	481	4	4	1,496	1,476	1
Marketing	978	1,003	918	999	751	(2)	30	2,899	1,872	55
Professional services	471	458	397	449	358	3	32	1,326	991	34
Communications and data processing	349	339	339	326	319	3	9	1,027	936	10
Amortization of intangibles	17	14	14	13	5	21	**	45	16	181
Other	445	342	344	423	420	30	6	1,131	1,121	1
Total non-interest expense	4,949	4,583	4,551	4,678	4,186	8	18	14,083	11,892	18
Income from continuing operations before income taxes	2,187	2,564	2,945	3,059	3,986	(15)	(45)	7,696	12,750	(40)
Income tax provision	493	533	542	633	882	(8)	(44)	1,568	2,782	(44)
Income from continuing operations, net of tax	1,694	2,031	2,403	2,426	3,104	(17)	(45)	6,128	9,968	(39)
Income (loss) from discontinued operations, net of tax	—	—	—	(1)	—	—	—	—	(3)	**
Net income	1,694	2,031	2,403	2,425	3,104	(17)	(45)	6,128	9,965	(39)
Dividends and undistributed earnings allocated to participating securities(2)	(21)	(25)	(28)	(21)	(26)	(16)	(19)	(74)	(84)	(12)
Preferred stock dividends	(57)	(57)	(57)	(74)	(79)	—	(28)	(171)	(200)	(15)
Issuance cost for redeemed preferred stock(3)	—	—	—	(34)	(12)	—	**	—	(12)	**
Net income available to common stockholders	$1,616	$1,949	$2,318	$2,296	$2,987	(17)	(46)	$5,883	$9,669	(39)

						2022 Q3 vs.		Nine Months Ended September 30,
	2022	2022	2022	2021	2021	2022	2021			2022 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2022	2021	2021
Basic earnings per common share:(2)
Net income from continuing operations	$4.21	$4.98	$5.65	$5.43	$6.81	(15)%	(38)%	$14.90	$21.53	(31)%
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	(0.01)	**
Net income per basic common share	$4.21	$4.98	$5.65	$5.43	$6.81	(15)	(38)	$14.90	$21.52	(31)
Diluted earnings per common share:(2)
Net income from continuing operations	$4.20	$4.96	$5.62	$5.41	$6.78	(15)	(38)	$14.84	$21.45	(31)
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	(0.01)	**
Net income per diluted common share	$4.20	$4.96	$5.62	$5.41	$6.78	(15)	(38)	$14.84	$21.44	(31)
Weighted-average common shares outstanding (in millions):
Basic common shares	383.4	391.2	410.4	422.5	438.8	(2)	(13)	394.9	449.2	(12)
Diluted common shares	384.6	392.6	412.2	424.3	440.5	(2)	(13)	396.4	450.9	(12)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2022 Q3 vs.
	2022	2022	2022	2021	2021	2022	2021
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,716	$4,825	$5,107	$4,164	$5,444	(23)%	(32)%
Interest-bearing deposits and other short-term investments	21,176	16,728	21,697	17,582	21,180	27	—
Total cash and cash equivalents	24,892	21,553	26,804	21,746	26,624	15	(7)
Restricted cash for securitization investors	399	697	281	308	234	(43)	71
Securities available for sale	75,303	83,022	89,076	95,261	98,149	(9)	(23)
Loans held for investment:
Unsecuritized loans held for investment	277,576	271,339	257,505	252,468	238,475	2	16
Loans held in consolidated trusts	26,367	25,045	22,961	24,872	22,915	5	15
Total loans held for investment	303,943	296,384	280,466	277,340	261,390	3	16
Allowance for credit losses	(12,209)	(11,491)	(11,308)	(11,430)	(11,573)	6	5
Net loans held for investment	291,734	284,893	269,158	265,910	249,817	2	17
Loans held for sale	1,729	875	1,155	5,888	6,300	98	(73)
Premises and equipment, net	4,265	4,238	4,238	4,210	4,204	1	1
Interest receivable	1,853	1,611	1,479	1,460	1,418	15	31
Goodwill	14,771	14,778	14,784	14,782	14,652	—	1
Other assets	29,286	28,621	27,220	22,816	23,979	2	22
Total assets	$444,232	$440,288	$434,195	$432,381	$425,377	1	4

						2022 Q3 vs.
	2022	2022	2022	2021	2021	2022	2021
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$433	$333	$261	$281	$241	30%	80%
Deposits:
Non-interest-bearing deposits	34,391	37,004	37,781	38,043	36,804	(7)	(7)
Interest-bearing deposits	282,802	270,881	275,648	272,937	269,134	4	5
Total deposits	317,193	307,885	313,429	310,980	305,938	3	4
Securitized debt obligations	15,926	17,466	13,740	14,994	12,635	(9)	26
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	528	440	594	820	825	20	(36)
Senior and subordinated notes	30,615	30,489	26,976	27,219	23,983	—	28
Other borrowings	7,538	10,543	4,048	53	58	(29)	**
Total other debt	38,681	41,472	31,618	28,092	24,866	(7)	56
Other liabilities	21,138	19,722	18,802	17,005	18,153	7	16
Total liabilities	393,371	386,878	377,850	371,352	361,833	2	9

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	34,579	34,425	34,286	34,112	35,051	—	(1)
Retained earnings	56,240	54,836	53,099	51,006	48,944	3	15
Accumulated other comprehensive income (loss)	(10,704)	(6,916)	(4,093)	374	1,360	55	**
Treasury stock, at cost	(29,261)	(28,942)	(26,954)	(24,470)	(21,818)	1	34
Total stockholders’ equity	50,861	53,410	56,345	61,029	63,544	(5)	(20)
Total liabilities and stockholders’ equity	$444,232	$440,288	$434,195	$432,381	$425,377	1	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $222 million in Q3 2022, $211 million in Q2 2022, $192 million in Q1 2022, $151 million in Q4 2021 and $123 million in Q3 2021 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On September 1, 2021, we redeemed all outstanding shares of our fixed-to-floating rate non-cumulative perpetual preferred stock Series E, which reduced our net income available to common shareholders by $12 million in Q3 2021. On December 1, 2021, we redeemed all outstanding shares of our fixed rate 5.20% non-cumulative perpetual preferred stock Series G and our fixed rate 6.00% non-cumulative perpetual preferred stock Series H, which together reduced our net income available to common shareholders by $34 million in Q4 2021.
(4)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Capital ratios as of the end of Q3 2022 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(14)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2022 Q3			2022 Q2			2021 Q3
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$300,952	$7,578	10.07%	$287,134	$6,605	9.20%	$260,235	$6,205	9.54%
Investment securities	88,666	499	2.25	92,062	435	1.89	98,802	317	1.28
Cash equivalents and other	22,553	123	2.19	19,738	55	1.10	28,729	16	0.22
Total interest-earning assets	$412,171	$8,200	7.96	$398,934	$7,095	7.11	$387,766	$6,538	6.74
Interest-bearing liabilities:
Interest-bearing deposits	$275,900	$689	1.00	$268,104	$293	0.44	$269,278	$228	0.34
Securitized debt obligations	17,108	120	2.81	15,041	65	1.73	12,420	29	0.93
Senior and subordinated notes	30,962	319	4.13	28,919	194	2.68	24,241	116	1.91
Other borrowings and liabilities	12,296	69	2.20	10,922	26	0.98	2,357	9	1.49
Total interest-bearing liabilities	$336,266	$1,197	1.42	$322,986	$578	0.72	$308,296	$382	0.49
Net interest income/spread		$7,003	6.53		$6,517	6.40		$6,156	6.25
Impact of non-interest-bearing funding			0.27			0.14			0.10
Net interest margin			6.80%			6.54%			6.35%

	Nine Months Ended September 30,
	2022			2021
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$289,116	$20,550	9.48%	$252,113	$17,812	9.42%
Investment securities	91,788	1,336	1.94	99,059	1,078	1.45
Cash equivalents and other	20,889	193	1.23	37,648	48	0.17
Total interest-earning assets	$401,793	$22,079	7.33	$388,820	$18,938	6.49
Interest-bearing liabilities:
Interest-bearing deposits	$271,957	$1,200	0.59	$272,022	$734	0.36
Securitized debt obligations	15,309	214	1.87	11,851	89	1.00
Senior and subordinated notes	28,804	644	2.98	25,555	367	1.92
Other borrowings and liabilities	8,982	104	1.53	2,256	27	1.59
Total interest-bearing liabilities	$325,052	$2,162	0.89	$311,684	$1,217	0.52
Net interest income/spread		$19,917	6.44		$17,721	5.97
Impact of non-interest-bearing funding			0.17			0.11
Net interest margin			6.61%			6.08%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2022 Q3 vs.		Nine Months Ended September 30,
	2022	2022	2022	2021	2021	2022	2021	2022	2021	2022 vs. 2021
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$121,279	$115,004	$107,987	$108,723	$99,258	5%	22%	$121,279	$99,258	22%
International card businesses	5,634	5,876	5,975	6,049	5,772	(4)	(2)	5,634	5,772	(2)
Total credit card	126,913	120,880	113,962	114,772	105,030	5	21	126,913	105,030	21
Consumer banking:
Auto	79,580	79,926	78,604	75,779	74,716	—	7	79,580	74,716	7
Retail banking	1,619	1,605	1,726	1,867	2,396	1	(32)	1,619	2,396	(32)
Total consumer banking	81,199	81,531	80,330	77,646	77,112	—	5	81,199	77,112	5
Commercial banking:
Commercial and multifamily real estate	38,225	37,845	34,354	35,262	33,096	1	15	38,225	33,096	15
Commercial and industrial	57,606	56,128	51,820	49,660	46,152	3	25	57,606	46,152	25
Total commercial banking	95,831	93,973	86,174	84,922	79,248	2	21	95,831	79,248	21
Total loans held for investment	$303,943	$296,384	$280,466	$277,340	$261,390	3	16	$303,943	$261,390	16
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$117,467	$109,962	$105,536	$102,717	$96,309	7%	22%	$111,032	$93,493	19%
International card businesses	5,890	5,873	5,944	5,871	5,737	—	3	5,902	7,264	(19)
Total credit card	123,357	115,835	111,480	108,588	102,046	6	21	116,934	100,757	16
Consumer banking:
Auto	79,741	79,313	76,892	75,284	73,296	1	9	78,659	69,700	13
Retail banking	1,598	1,668	1,797	2,160	2,700	(4)	(41)	1,687	2,969	(43)
Total consumer banking	81,339	80,981	78,689	77,444	75,996	—	7	80,346	72,669	11
Commercial banking:
Commercial and multifamily real estate	38,230	35,754	34,671	33,591	30,314	7	26	36,231	30,100	20
Commercial and industrial	57,260	53,540	50,502	47,536	44,745	7	28	53,793	44,341	21
Total commercial banking	95,490	89,294	85,173	81,127	75,059	7	27	90,024	74,441	21
Total average loans held for investment	$300,186	$286,110	$275,342	$267,159	$253,101	5	19	$287,304	$247,867	16

						2022 Q3 vs.				Nine Months Ended September 30,
	2022	2022	2022	2021	2021	2022		2021		2022	2021	2022 vs. 2021
	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	2.20%	2.26%	2.12%	1.49%	1.36%	(6)	bps	84	bps	2.19%	2.05%	14	bps
International card businesses	3.30	3.82	3.20	0.14	2.72	(52)		58		3.44	2.45	99
Total credit card	2.25	2.34	2.18	1.42	1.43	(9)		82		2.26	2.08	18
Consumer banking:
Auto	1.05	0.61	0.66	0.58	0.18	44		87		0.77	0.17	60
Retail banking	3.89	3.62	4.31	6.69	2.45	27		144		3.95	1.82	213
Total consumer banking	1.10	0.67	0.75	0.75	0.27	43		83		0.84	0.24	60
Commercial banking:
Commercial and multifamily real estate	0.03	(0.08)	—	—	0.01	11		2		(0.02)	0.04	(6)
Commercial and industrial	0.06	0.29	0.11	(0.03)	0.07	(23)		(1)		0.15	(0.01)	16
Total commercial banking	0.05	0.14	0.06	(0.02)	0.05	(9)		—		0.08	0.01	7
Total net charge-offs	1.24	1.18	1.11	0.79	0.67	6		57		1.18	0.92	26
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	2.97%	2.35%	2.32%	2.22%	1.93%	62	bps	104	bps	2.97%	1.93%	104	bps
International card businesses	3.90	3.67	3.58	3.42	3.27	23		63		3.90	3.27	63
Total credit card	3.01	2.42	2.38	2.28	2.00	59		101		3.01	2.00	101
Consumer banking:
Auto	4.85	4.47	3.85	4.32	3.65	38		120		4.85	3.65	120
Retail banking	0.84	0.67	0.74	1.92	1.15	17		(31)		0.84	1.15	(31)
Total consumer banking	4.77	4.39	3.78	4.26	3.58	38		119		4.77	3.58	119
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.14%	0.13%	0.14%	0.16%	0.16%	1	bps	(2)	bps	0.14%	0.16%	(2)	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.60	0.50	0.41	0.45	0.36	10		24		0.60	0.36	24
Retail banking	2.62	2.61	2.63	2.51	2.20	1		42		2.62	2.20	42
Total consumer banking	0.64	0.54	0.46	0.50	0.42	10		22		0.64	0.42	22
Commercial banking:
Commercial and multifamily real estate	0.64	0.78	0.98	1.09	0.87	(14)		(23)		0.64	0.87	(23)
Commercial and industrial	0.53	0.64	0.69	0.64	0.68	(11)		(15)		0.53	0.68	(15)
Total commercial banking	0.57	0.70	0.81	0.82	0.76	(13)		(19)		0.57	0.76	(19)
Total nonperforming loans	0.35	0.37	0.38	0.40	0.35	(2)		—		0.35	0.35	—
Total nonperforming assets	0.37	0.39	0.40	0.41	0.37	(2)		—		0.37	0.37	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2022
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of June 30, 2022	$7,840	$326	$8,166	$1,999	$48	$2,047	$1,278	$11,491
Charge-offs	(960)	(87)	(1,047)	(389)	(21)	(410)	(13)	(1,470)
Recoveries	313	39	352	181	5	186	1	539
Net charge-offs	(647)	(48)	(695)	(208)	(16)	(224)	(12)	(931)
Provision for credit losses	1,167	94	1,261	266	19	285	119	1,665
Allowance build for credit losses	520	46	566	58	3	61	107	734
Other changes(5)	10	(26)	(16)	—	—	—	—	(16)
Balance as of September 30, 2022	8,370	346	8,716	2,057	51	2,108	1,385	12,209
Reserve for unfunded lending commitments:
Balance as of June 30, 2022	—	—	—	—	—	—	239	239
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	4	4
Balance as of September 30, 2022	—	—	—	—	—	—	243	243
Combined allowance and reserve as of September 30, 2022	$8,370	$346	$8,716	$2,057	$51	$2,108	$1,628	$12,452

	Nine Months Ended September 30, 2022
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2021	$7,968	$377	$8,345	$1,852	$66	$1,918	$1,167	$11,430
Charge-offs	(2,747)	(264)	(3,011)	(1,026)	(64)	(1,090)	(73)	(4,174)
Recoveries	919	112	1,031	570	14	584	16	1,631
Net charge-offs	(1,828)	(152)	(1,980)	(456)	(50)	(506)	(57)	(2,543)
Provision for credit losses	2,220	167	2,387	661	35	696	275	3,358
Allowance build (release) for credit losses	392	15	407	205	(15)	190	218	815
Other changes(5)	10	(46)	(36)	—	—	—	—	(36)
Balance as of September 30, 2022	8,370	346	8,716	2,057	51	2,108	1,385	12,209
Reserve for unfunded lending commitments:
Balance as of December 31, 2021	—	—	—	—	—	—	165	165
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	78	78
Balance as of September 30, 2022	—	—	—	—	—	—	243	243
Combined allowance and reserve as of September 30, 2022	$8,370	$346	$8,716	$2,057	$51	$2,108	$1,628	$12,452

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2022					Nine Months Ended September 30, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$4,313	$2,311	$699	$(320)	$7,003	$12,051	$6,571	$1,941	$(646)	$19,917
Non-interest income (loss)	1,454	129	319	(100)	1,802	4,322	330	868	(227)	5,293
Total net revenue (loss)	5,767	2,440	1,018	(420)	8,805	16,373	6,901	2,809	(873)	25,210
Provision (benefit) for credit losses	1,261	285	123	—	1,669	2,387	696	353	(5)	3,431
Non-interest expense	3,004	1,340	542	63	4,949	8,558	3,862	1,515	148	14,083
Income (loss) from continuing operations before income taxes	1,502	815	353	(483)	2,187	5,428	2,343	941	(1,016)	7,696
Income tax provision (benefit)	356	193	83	(139)	493	1,291	555	223	(501)	1,568
Income (loss) from continuing operations, net of tax	$1,146	$622	$270	$(344)	$1,694	$4,137	$1,788	$718	$(515)	$6,128

	Three Months Ended June 30, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,899	$2,147	$635	$(164)	$6,517
Non-interest income (loss)	1,410	96	272	(63)	1,715
Total net revenue (loss)	5,309	2,243	907	(227)	8,232
Provision for credit losses	581	281	222	1	1,085
Non-interest expense	2,771	1,286	485	41	4,583
Income (loss) from continuing operations before income taxes	1,957	676	200	(269)	2,564
Income tax provision (benefit)	466	160	48	(141)	533
Income (loss) from continuing operations, net of tax	$1,491	$516	$152	$(128)	$2,031

	Three Months Ended September 30, 2021					Nine Months Ended September 30, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,620	$2,159	$578	$(201)	$6,156	$10,209	$6,290	$1,558	$(336)	$17,721
Non-interest income (loss)	1,263	127	306	(22)	1,674	3,545	412	803	(164)	4,596
Total net revenue (loss)	4,883	2,286	884	(223)	7,830	13,754	6,702	2,361	(500)	22,317
Provision (benefit) for credit losses	(198)	(91)	(53)	—	(342)	(1,325)	(523)	(475)	(2)	(2,325)
Non-interest expense	2,424	1,186	459	117	4,186	6,822	3,426	1,295	349	11,892
Income (loss) from continuing operations before income taxes	2,657	1,191	478	(340)	3,986	8,257	3,799	1,541	(847)	12,750
Income tax provision (benefit)	627	282	113	(140)	882	1,952	897	364	(431)	2,782
Income (loss) from continuing operations, net of tax	$2,030	$909	$365	$(200)	$3,104	$6,305	$2,902	$1,177	$(416)	$9,968

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2022 Q3 vs.				Nine Months Ended September 30,
	2022	2022	2022	2021	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2022	2021	2021
Credit Card
Earnings:
Net interest income	$4,313	$3,899	$3,839	$3,865	$3,620	11%		19%		$12,051	$10,209	18%
Non-interest income	1,454	1,410	1,458	1,261	1,263	3		15		4,322	3,545	22
Total net revenue	5,767	5,309	5,297	5,126	4,883	9		18		16,373	13,754	19
Provision (benefit) for credit losses	1,261	581	545	423	(198)	117		**		2,387	(1,325)	**
Non-interest expense	3,004	2,771	2,783	2,799	2,424	8		24		8,558	6,822	25
Income from continuing operations before income taxes	1,502	1,957	1,969	1,904	2,657	(23)		(43)		5,428	8,257	(34)
Income tax provision	356	466	469	451	627	(24)		(43)		1,291	1,952	(34)
Income from continuing operations, net of tax	$1,146	$1,491	$1,500	$1,453	$2,030	(23)		(44)		$4,137	$6,305	(34)
Selected performance metrics:
Period-end loans held for investment	$126,913	$120,880	$113,962	$114,772	$105,030	5		21		$126,913	$105,030	21
Average loans held for investment	123,357	115,835	111,480	108,588	102,046	6		21		116,934	100,757	16
Average yield on loans outstanding(1)	16.74%	15.24%	14.97%	14.94%	14.88%	150	bps	186	bps	15.67%	14.47%	120	bps
Total net revenue margin(7)	18.70	18.33	18.56	18.11	18.33	37		37		18.53	17.70	83
Net charge-off rate	2.25	2.34	2.18	1.42	1.43	(9)		82		2.26	2.08	18
30+ day performing delinquency rate	3.01	2.42	2.38	2.28	2.00	59		101		3.01	2.00	101
30+ day delinquency rate	3.02	2.42	2.39	2.29	2.00	60		102		3.02	2.00	102
Nonperforming loan rate(3)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(8)	$149,497	$148,491	$133,662	$149,982	$136,614	1%		9%		$431,650	$377,623	14%

						2022 Q3 vs.				Nine Months Ended September 30,
	2022	2022	2022	2021	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2022	2021	2021
Domestic Card
Earnings:
Net interest income	$4,065	$3,651	$3,620	$3,558	$3,319	11%		22%		$11,336	$9,358	21%
Non-interest income	1,383	1,340	1,248	1,190	1,200	3		15		3,971	3,342	19
Total net revenue	5,448	4,991	4,868	4,748	4,519	9		21		15,307	12,700	21
Provision (benefit) for credit losses	1,167	494	559	384	(200)	136		**		2,220	(1,252)	**
Non-interest expense	2,803	2,594	2,564	2,564	2,191	8		28		7,961	6,148	29
Income from continuing operations before income taxes	1,478	1,903	1,745	1,800	2,528	(22)		(42)		5,126	7,804	(34)
Income tax provision	351	450	414	424	597	(22)		(41)		1,215	1,842	(34)
Income from continuing operations, net of tax	$1,127	$1,453	$1,331	$1,376	$1,931	(22)		(42)		$3,911	$5,962	(34)
Selected performance metrics:
Period-end loans held for investment	$121,279	$115,004	$107,987	$108,723	$99,258	5		22		$121,279	$99,258	22
Average loans held for investment	117,467	109,962	105,536	102,717	96,309	7		22		111,032	93,493	19
Average yield on loans outstanding(1)	16.61%	15.03%	14.82%	14.86%	14.80%	158	bps	181	bps	15.51%	14.36%	115	bps
Total net revenue margin(7)	18.55	18.16	18.28	18.14	18.40	39		15		18.33	17.74	59
Net charge-off rate (2)	2.20	2.26	2.12	1.49	1.36	(6)		84		2.19	2.05	14
30+ day performing delinquency rate	2.97	2.35	2.32	2.22	1.93	62		104		2.97	1.93	104
Purchase volume(8)	$145,805	$144,668	$126,284	$138,825	$126,057	1%		16%		$416,757	$348,472	20%
Refreshed FICO scores:(9)
Greater than 660	70%	70%	70%	71%	71%	—		(1)		70%	71%	(1)
660 or below	30	30	30	29	29	—		1		30	29	1
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2022 Q3 vs.				Nine Months Ended September 30,
	2022	2022	2022	2021	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2022	2021	2021
Consumer Banking
Earnings:
Net interest income	$2,311	$2,147	$2,113	$2,158	$2,159	8%		7%		$6,571	$6,290	4%
Non-interest income	129	96	105	142	127	34		2		330	412	(20)
Total net revenue	2,440	2,243	2,218	2,300	2,286	9		7		6,901	6,702	3
Provision (benefit) for credit losses	285	281	130	2	(91)	1		**		696	(523)	**
Non-interest expense	1,340	1,286	1,236	1,285	1,186	4		13		3,862	3,426	13
Income from continuing operations before income taxes	815	676	852	1,013	1,191	21		(32)		2,343	3,799	(38)
Income tax provision	193	160	202	239	282	21		(32)		555	897	(38)
Income from continuing operations, net of tax	$622	$516	$650	$774	$909	21		(32)		$1,788	$2,902	(38)
Selected performance metrics:
Period-end loans held for investment	$81,199	$81,531	$80,330	$77,646	$77,112	—		5		$81,199	$77,112	5
Average loans held for investment	81,339	80,981	78,689	77,444	75,996	—		7		80,346	72,669	11
Average yield on loans held for investment(1)	7.20%	7.08%	7.17%	7.55%	7.78%	12	bps	(58)	bps	7.15%	7.97%	(82)	bps
Auto loan originations	$8,289	$10,328	$11,713	$9,721	$11,570	(20)%		(28)%		$30,330	$33,362	(9)%
Period-end deposits	256,661	255,904	258,359	256,407	252,387	—		2		256,661	252,387	2
Average deposits	255,843	254,336	255,265	253,372	251,307	1		2		255,150	251,105	2
Average deposits interest rate	0.79%	0.38%	0.29%	0.30%	0.30%	41	bps	49	bps	0.49%	0.32%	17	bps
Net charge-off rate	1.10	0.67	0.75	0.75	0.27	43		83		0.84	0.24	60
30+ day performing delinquency rate	4.77	4.39	3.78	4.26	3.58	38		119		4.77	3.58	119
30+ day delinquency rate	5.28	4.81	4.13	4.66	3.88	47		140		5.28	3.88	140
Nonperforming loan rate(3)	0.64	0.54	0.46	0.50	0.42	10		22		0.64	0.42	22
Nonperforming asset rate(4)	0.71	0.60	0.52	0.56	0.47	11		24		0.71	0.47	24
Auto—At origination FICO scores:(10)
Greater than 660	52%	52%	51%	50%	49%	—		3%		52%	49%	3%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	28	28	29	30	31	—		(3)		28	31	(3)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2022 Q3 vs.				Nine Months Ended September 30,
	2022	2022	2022	2021	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2022	2021	2021
Commercial Banking
Earnings:
Net interest income	$699	$635	$607	$595	$578	10%		21%		$1,941	$1,558	25%
Non-interest income	319	272	277	345	306	17		4		868	803	8
Total net revenue(6)	1,018	907	884	940	884	12		15		2,809	2,361	19
Provision (benefit) for credit losses	123	222	8	(44)	(53)	(45)		**		353	(475)	**
Non-interest expense	542	485	488	520	459	12		18		1,515	1,295	17
Income from continuing operations before income taxes	353	200	388	464	478	77		(26)		941	1,541	(39)
Income tax provision	83	48	92	109	113	73		(27)		223	364	(39)
Income from continuing operations, net of tax	$270	$152	$296	$355	$365	78		(26)		$718	$1,177	(39)
Selected performance metrics:
Period-end loans held for investment	$95,831	$93,973	$86,174	$84,922	$79,248	2		21		$95,831	$79,248	21
Average loans held for investment	95,490	89,294	85,173	81,127	75,059	7		27		90,024	74,441	21
Average yield on loans held for investment(1)(6)	4.40%	3.18%	2.66%	2.71%	2.77%	122	bps	163	bps	3.44%	2.75%	69	bps
Period-end deposits	$41,058	$38,844	$45,232	$44,809	$43,347	6%		(5)%		$41,058	$43,347	(5)%
Average deposits	39,799	40,536	45,008	44,206	42,729	(2)		(7)		41,762	41,725	—
Average deposits interest rate	0.83%	0.19%	0.12%	0.12%	0.15%	64	bps	68	bps	0.37%	0.15%	22	bps
Net charge-off (recovery) rate	0.05	0.14	0.06	(0.02)	0.05	(9)		—		0.08	0.01	7
Nonperforming loan rate(3)	0.57	0.70	0.81	0.82	0.76	(13)		(19)		0.57	0.76	(19)
Nonperforming asset rate(4)	0.57	0.70	0.81	0.82	0.76	(13)		(19)		0.57	0.76	(19)
Risk category:(11)
Noncriticized	$89,559	$88,349	$80,586	$79,014	$73,218	1%		22%		$89,559	$73,218	22%
Criticized performing	5,722	4,969	4,893	5,209	5,429	15		5		5,722	5,429	5
Criticized nonperforming	550	655	695	699	601	(16)		(8)		550	601	(8)
Total commercial banking loans	$95,831	$93,973	$86,174	$84,922	$79,248	2		21		$95,831	$79,248	21
Risk category as a percentage of period-end loans held for investment:(11)
Noncriticized	93.46%	94.01%	93.51%	93.05%	92.39%	(55)	bps	107	bps	93.46%	92.39%	107	bps
Criticized performing	5.97	5.29	5.68	6.13	6.85	68		(88)		5.97	6.85	(88)
Criticized nonperforming	0.57	0.70	0.81	0.82	0.76	(13)		(19)		0.57	0.76	(19)
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2022 Q3 vs.		Nine Months Ended September 30,
	2022	2022	2022	2021	2021	2022	2021			2022 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2022	2021	2021
Other
Earnings:
Net interest loss	$(320)	$(164)	$(162)	$(168)	$(201)	95%	59%	$(646)	$(336)	92%
Non-interest loss	(100)	(63)	(64)	(80)	(22)	59	**	(227)	(164)	38
Total net loss(6)	(420)	(227)	(226)	(248)	(223)	85	88	(873)	(500)	75
Provision (benefit) for credit losses	—	1	(6)	—	—	**	—	(5)	(2)	150
Non-interest expense(12)	63	41	44	74	117	54	(46)	148	349	(58)
Loss from continuing operations before income taxes	(483)	(269)	(264)	(322)	(340)	80	42	(1,016)	(847)	20
Income tax benefit	(139)	(141)	(221)	(166)	(140)	(1)	(1)	(501)	(431)	16
Loss from continuing operations, net of tax	$(344)	$(128)	$(43)	$(156)	$(200)	169	72	$(515)	$(416)	24
Selected performance metrics:
Period-end deposits	$19,474	$13,137	$9,838	$9,764	$10,204	48	91	$19,474	$10,204	91
Average deposits	16,286	11,082	9,324	9,694	10,999	47	48	12,256	13,272	(8)
Total
Earnings:
Net interest income	$7,003	$6,517	$6,397	$6,450	$6,156	7%	14%	$19,917	$17,721	12%
Non-interest income	1,802	1,715	1,776	1,668	1,674	5	8	5,293	4,596	15
Total net revenue	8,805	8,232	8,173	8,118	7,830	7	12	25,210	22,317	13
Provision (benefit) for credit losses	1,669	1,085	677	381	(342)	54	**	3,431	(2,325)	**
Non-interest expense	4,949	4,583	4,551	4,678	4,186	8	18	14,083	11,892	18
Income from continuing operations before income taxes	2,187	2,564	2,945	3,059	3,986	(15)	(45)	7,696	12,750	(40)
Income tax provision	493	533	542	633	882	(8)	(44)	1,568	2,782	(44)
Income from continuing operations, net of tax	$1,694	$2,031	$2,403	$2,426	$3,104	(17)	(45)	$6,128	$9,968	(39)
Selected performance metrics:
Period-end loans held for investment	$303,943	$296,384	$280,466	$277,340	$261,390	3	16	$303,943	$261,390	16
Average loans held for investment	300,186	286,110	275,342	267,159	253,101	5	19	287,304	247,867	16
Period-end deposits	317,193	307,885	313,429	310,980	305,938	3	4	317,193	305,938	4
Average deposits	311,928	305,954	309,597	307,272	305,035	2	2	309,168	306,102	1

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)In August 2022, in addition to our normal recovery activity, we sold a pool of charged-off loans that resulted in elevated debt sale recovery activity of approximately $33 million, which decreased the Domestic Credit Card net charge-off rate for the third quarter of 2022 by approximately 11 basis points. Excluding the impact, the Domestic Credit Card net charge-off rate would have been 2.31% for the third quarter of 2022.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Primarily represents foreign currency translation adjustments and initial allowance builds for purchase credit-deteriorated loans.
(6)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(7)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(8)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(9)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(10)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(11)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(12)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Regulatory Capital Metrics
Common equity excluding AOCI	$58,516	$57,278	$57,390	$58,206	$58,705
Adjustments:
AOCI, net of tax(2)	(120)	(72)	(20)	(23)	(33)
Goodwill, net of related deferred tax liabilities	(14,537)	(14,548)	(14,559)	(14,562)	(14,435)
Intangible assets, net of related deferred tax liabilities	(180)	(80)	(94)	(108)	(84)
Other	(14)	(15)	(16)	(12)	(15)
Common equity Tier 1 capital	$43,665	$42,563	$42,701	$43,501	$44,138
Tier 1 capital	$48,510	$47,408	$47,547	$48,346	$50,049
Total capital(3)	55,938	55,100	55,059	56,089	57,851
Risk-weighted assets	356,817	351,746	336,739	332,673	318,729
Adjusted average assets(4)	439,479	427,446	418,957	415,141	411,216
Capital Ratios
Common equity Tier 1 capital(5)	12.2%	12.1%	12.7%	13.1%	13.8%
Tier 1 capital(6)	13.6	13.5	14.1	14.5	15.7
Total capital(7)	15.7	15.7	16.4	16.9	18.2
Tier 1 leverage(4)	11.0	11.1	11.3	11.6	12.2
Tangible common equity (“TCE”)(8)	7.2	7.9	8.7	9.9	10.4

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

2022	2022	2022	2021	2021	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2022	2021
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,616	$1,949	$2,318	$2,296	$2,987	$5,883	$9,669
Legal reserve activity, including insurance recoveries	—	—	—	—	45	—	100
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,616	1,949	2,318	2,296	3,032	5,883	9,769
Income tax impacts	—	—	—	—	(11)	—	(24)
Adjusted net income available to common stockholders (non-GAAP)	$1,616	$1,949	$2,318	$2,296	$3,021	$5,883	$9,745

Diluted weighted-average common shares outstanding (in millions) (GAAP)	384.6	392.6	412.2	424.3	440.5	396.4	450.9

Diluted EPS (GAAP)	$4.20	$4.96	$5.62	$5.41	$6.78	$14.84	$21.44
Impact of adjustments noted above	—	—	—	—	0.08	—	0.17
Adjusted diluted EPS (non-GAAP)	$4.20	$4.96	$5.62	$5.41	$6.86	$14.84	$21.61

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,949	$4,583	$4,551	$4,678	$4,186	$14,083	$11,892
Legal reserve activity, including insurance recoveries	—	—	—	—	(45)	—	(100)
Adjusted non-interest expense (non-GAAP)	$4,949	$4,583	$4,551	$4,678	$4,141	$14,083	$11,792

Total net revenue (GAAP)	$8,805	$8,232	$8,173	$8,118	$7,830	$25,210	$22,317

Efficiency ratio (GAAP)	56.21%	55.67%	55.68%	57.63%	53.46%	55.86%	53.29%
Impact of adjustments noted above	—	—	—	—	(57)	bps	—	(45)	bps
Adjusted efficiency ratio (non-GAAP)	56.21%	55.67%	55.68%	57.63%	52.89%	55.86%	52.84%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,971	$3,580	$3,633	$3,679	$3,435	$11,184	$10,020
Legal reserve activity, including insurance recoveries	—	—	—	—	(45)	—	(100)
Adjusted operating expense (non-GAAP)	$3,971	$3,580	$3,633	$3,679	$3,390	$11,184	$9,920

Total net revenue (GAAP)	$8,805	$8,232	$8,173	$8,118	$7,830	$25,210	$22,317

Operating efficiency ratio (GAAP)	45.10%	43.49%	44.45%	45.32%	43.87%	44.36%	44.90%
Impact of adjustments noted above	—	—	—	—	(57)	bps	—	(45)	bps
Adjusted operating efficiency ratio (non-GAAP)	45.10%	43.49%	44.45%	45.32%	43.30%	44.36%	44.45%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2022	2022	2022	2021	2021
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Common Equity (Period-End)
Stockholders’ equity	$50,861	$53,410	$56,345	$61,029	$63,544
Goodwill and intangible assets(9)	(14,932)	(14,850)	(14,883)	(14,907)	(14,766)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(5,912)
Tangible common equity	$31,084	$33,715	$36,617	$41,277	$42,866
Tangible Common Equity (Average)
Stockholders’ equity	$54,541	$54,165	$59,437	$62,498	$64,682
Goodwill and intangible assets(9)	(14,916)	(14,875)	(14,904)	(14,847)	(14,777)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(5,552)	(6,452)
Tangible common equity	$34,780	$34,445	$39,688	$42,099	$43,453
Tangible Assets (Period-End)
Total assets	$444,232	$440,288	$434,195	$432,381	$425,377
Goodwill and intangible assets(9)	(14,932)	(14,850)	(14,883)	(14,907)	(14,766)
Tangible assets	$429,300	$425,438	$419,312	$417,474	$410,611
Tangible Assets (Average)
Total assets	$447,088	$435,327	$430,372	$427,845	$424,506
Goodwill and intangible assets(9)	(14,916)	(14,875)	(14,904)	(14,847)	(14,777)
Tangible assets	$432,172	$420,452	$415,468	$412,998	$409,729
__________
(1)Regulatory capital metrics and capital ratios as of September 30, 2022 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes impact of related deferred taxes.